Exhibit 24




                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of CHASE PREFERRED CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, PETER
J. TOBIN, DEBORAH L. DUNCAN, DON B. TAGGART, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Series A Preferred Stock, ("Preferred Stock"), of the Corporation on Form S-11 or such other Form or Forms as are then appropriate for the registration of Preferred Stock of the Corporation including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 11, 1996.



                                        /s/ Peter J. Tobin
                                        ------------------
                                        Peter J. Tobin

                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of CHASE PREFERRED CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, PETER
J. TOBIN, DEBORAH L. DUNCAN, DON B. TAGGART, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Series A Preferred Stock, ("Preferred Stock"), of the Corporation on Form S-11 or such other Form or Forms as are then appropriate for the registration of Preferred Stock of the Corporation including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 11, 1996.



                                        /s/ William C. Langley
                                        ----------------------
                                        William C. Langley

                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of CHASE PREFERRED CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, PETER
J. TOBIN, DEBORAH L. DUNCAN, DON B. TAGGART, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Series A Preferred Stock, ("Preferred Stock"), of the Corporation on Form S-11 or such other Form or Forms as are then appropriate for the registration of Preferred Stock of the Corporation including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 11, 1996.



                                        /s/ Thomas Jacob
                                        ----------------
                                        Thomas Jacob

                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of CHASE PREFERRED CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, PETER
J. TOBIN, DEBORAH L. DUNCAN, DON B. TAGGART, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Series A Preferred Stock, ("Preferred Stock"), of the Corporation on Form S-11 or such other Form or Forms as are then appropriate for the registration of Preferred Stock of the Corporation including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 11, 1996.



                                        /s/ Richard J. Boyle
                                        --------------------
                                        Richard J. Boyle

                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of CHASE PREFERRED CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, PETER
J. TOBIN, DEBORAH L. DUNCAN, DON B. TAGGART, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Series A Preferred Stock, ("Preferred Stock"), of the Corporation on Form S-11 or such other Form or Forms as are then appropriate for the registration of Preferred Stock of the Corporation including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 11, 1996.



                                        /s/ Robert S. Strong
                                        --------------------
                                        Robert S. Strong

                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of CHASE PREFERRED CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, PETER
J. TOBIN, DEBORAH L. DUNCAN, DON B. TAGGART, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Series A Preferred Stock, ("Preferred Stock"), of the Corporation on Form S-11 or such other Form or Forms as are then appropriate for the registration of Preferred Stock of the Corporation including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 11, 1996.



                                        /s/ Don B. Taggart
                                        -------------------
                                        Don B. Taggart

                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of CHASE PREFERRED CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, PETER
J. TOBIN, DEBORAH L. DUNCAN, DON B. TAGGART, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Series A Preferred Stock, ("Preferred Stock"), of the Corporation on Form S-11 or such other Form or Forms as are then appropriate for the registration of Preferred Stock of the Corporation including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 11, 1996.



                              /s/ Deborah L. Duncan
                              ---------------------
                              Deborah L. Duncan